 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 4, 2019
Date of Report (Date of earliest event reported)

AEVI GENOMIC MEDICINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	GNMX	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On October 4, 2019, Aevi Genomic Medicine, Inc. (the “Company”) entered into an agreement with The Children’s Hospital of Philadelphia (“CHOP”) to extend the maturity date of that certain Secured Convertible Promissory Note dated as of March 29, 2019 (the “Note”), issued by the Company to CHOP in the original principal amount of $3,166,666.64 (the “Agreement”). Pursuant to the Agreement, the maturity of the Note was extended until November 15, 2019, with an automatic further extension to December 15, 2019, if the Company has entered into a definitive agreement concerning a financing of at least $20 million on or prior to November 15, 2019. In addition, pursuant to the Agreement, the Company and CHOP agreed to amend (i) the Sponsored Research Agreement, dated November 12, 2014, as amended to date, by and between Medgenics Medical Israel Ltd. (“Medgenics”) and CHOP (the “SRA”), (ii) the License Agreement, dated November 12, 2014, by and between Medgenics and CHOP, as amended to date, (iii) the License Agreement, dated September 9, 2015, by and between neuroFix, LLC (“neuroFix”) and CHOP, as amended to date, (iv) the License Agreement, dated December 18, 2017, by and between Aevi and CHOP, (v) the License Agreement, dated October 3, 2016, by and between Medgenics, Inc. and CHOP and (vi) the License Agreement, dated October 20, 2016, by and between Medgenics, Inc. and CHOP; to return to CHOP certain intellectual property on which the Company is no longer focused and provide that the SRA continues after June 30, 2020, only upon the mutual agreement of CHOP and the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company expects to file as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Michael F. Cola
Name: Michael F. Cola
Title: President and Chief Executive Officer

Date: October 4, 2019